Prepaid Expenses (Tables)	12 Months Ended
Jun. 30, 2020
Prepaid Expenses [Abstract]
Schedule of prepaid expenses
	June 30, 2020	June 30, 2019

Consulting fees (1)	$2,428,987	$3,169,545
Rent with lease term under one year	18,103	135,025
Taxes	162,933	90,118
Others	111,788	131,317
Subtotal	2,721,811	3,526,005
Less: Long-term prepaid expenses	(1,599,647)	(2,247,872)
Total prepaid expenses	$1,122,164	$1,278,133

(1)	As of June 30, 2020, the Company prepaid approximately $1.1 million, $0.5 million, $0.4 million and $0.3 million of consulting fees to four third party service providers for various strategic planning and business development consulting services. The consulting service periods ranged from 1 year to 5 years.